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                                                                    EXHIBIT 99.1

                           LOANED EMPLOYEES AGREEMENT

         THIS LOANED EMPLOYEES AGREEMENT (this "AGREEMENT"), is made as of the 6th day of August, 2001, by and between Bobby Allison Wireless, Inc., a Florida corporation (hereinafter referred to as the "LESSOR"), and Triton PCS, Inc., a Delaware corporation (hereinafter referred to as "LESSEE").

                                   WITNESSETH:

         WHEREAS, Lessor and Lessee are parties to a Master Agreement dated as of August 6, 2001; and

         WHEREAS, in order to operate the retail stores or kiosk locations that are the subject of the Master Agreement (hereafter referred to as the "BUSINESS") in a proper and efficient manner, Lessee desires to lease from Lessor certain individuals identified on Attachment 1 (all of such employees, together with any newly hired employees and all replacement employees being hereafter collectively referred to as the "LOANED EMPLOYEES") and Lessor desires to lease the Loaned Employees to Lessee, on the terms and conditions contained herein.

         NOW, THEREFORE, for and in consideration of the promises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Loaned Employees.

         (a) On and subject to the terms, conditions, covenants and agreements herein, Lessor hereby leases the Loaned Employees to Lessee, and Lessee hereby leases the Loaned Employees from Lessor, for the purpose of operating the Business. The number of Loaned Employees shall be mutually determined from time to time by the parties hereto in good faith.

         (b) Lessee shall have the right to control the general scope, manner and method of activities that the Loaned Employees will perform on behalf of the Business.

         (c) Lessor shall have the right at any time to terminate the employment of any Loaned Employee employed by it or to redesignate any such Loaned Employee.

         (d) Lessee shall have the right at any time during the term of this Agreement to direct that any Loaned Employee cease performing services for the Business.

         (e) Lessee shall have the right to request that Lessor hire such new or replacement employees as may be necessary for the normal operation of the Business provided that Lessee shall be solely responsible for training such newly hired employees.

         2. Term. The term of this Agreement shall commence upon close of the Master Agreement and shall continue in effect for a period of 30 days or such earlier date as Lessee shall determine upon 5 days' written notice to Lessor (such applicable date, the "TERMINATION DATE"). Lessee may automatically extend this Agreement once for a maximum of 15 additional days


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upon providing 5 days' written notice to Lessor. In such case, the Termination
Date shall be the end of the 15th additional day. Thereafter, Lessee may request an extension of this Agreement for an additional 15 days by providing 10 days' written notice to Lessor. The Lessor shall have the option to reject or grant the request. In such case where the request is granted, the Termination Date shall be the end of the 15th additional day.

         3.       Lease Payments.

         (a) During the term of this Agreement, Lessee shall pay to Lessor on the last day of each pay period, an amount equal to the Lessor's aggregate cost of salary, wages, benefits, reimbursement of out-of pocket/travel expenses, employment taxes and any other additional payments related to the employment relationship with the Loaned Employees and which vary directly based on the number of employees, retail stores or sales volume of Lessor, applicable law, or as required herein under Section 7 made by Lessor, in respect of Lessor's employment of Loaned Employees during such pay period (prorated for any Loaned Employee leased for a partial pay period), plus an administrative processing fee equal to 3% of the foregoing amounts (collectively, "LEASE PAYMENTS"). Lessor and Lessee agree that the "other additional payments" do not include items of overhead, the costs of which do not vary directly based upon the number of employees, retail locations or sales volume of Lessor, and that the 3% administrative fee is intended to reimburse Lessor for all such overhead expenses. These Lease Payments shall be invoiced to the Lessee on the day of calculation. The invoice shall contain a summary of the amounts invoiced and a detailed accounting of the calculations, including a break down of wages, benefits costs, taxes and other amounts to be paid for each Loaned Employee. Lessee shall make a wire transfer of all funds on or prior to the payroll date. Lessor shall not withhold any Loaned Employee's paycheck if a dispute arises between Lessor and Lessee regarding what amounts are "other additional payments" related to the employment relationship with the Loaned Employees but Lessee and Lessor have agreed to the amounts equal to the Lessor's aggregate cost of salary, wages, benefits, reimbursement of out-of pocket/travel expenses, employment taxes and payments required under Section 7 of this Agreement during such pay period.

         (b) Lessor shall at all times during the term of this Agreement, and for a period of one (1) year after the termination of this Agreement, keep true and accurate records for each payroll period of all salary, wages, benefits, severance and additional payments that constitute the Lease Payments in respect of the Loaned Employees, in such form and manner that all Lease Payments payable to Lessor under Section 3(a) may be readily and accurately determined and audited. Lessee shall have the right, from time to time, at reasonable times during normal business hours, and upon 24 hours prior notice during the term of this Agreement or upon 5 days prior notice after the term of this Agreement, to examine, or to have its designee examine, such records of Lessor as may reasonably be related to the Lease Payments for the purpose of verifying and reconciling the Lease Payments owed to Lessor under Section 3(a).

         (c) If Lessee notifies Lessor of any objections to the "other additional payments" required in Section 3(a) of this Agreement, Lessee and Lessor shall attempt to resolve such objections in good faith for a period of 15 days from the date of such notice of objections. If any objections can not be resolved by Lessee and Lessor within such 15 day period, such dispute shall be referred to an independent certified public accounting firm reasonably agreed to by Lessee and Lessor within 5 days after the end of such 15 day period. The determination of such


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firm with respect to the dispute, which shall occur on or prior to 30 days after such referral, shall be conclusive and binding on Lessee and Lessor. Lessor and Lessee shall each pay one-half of the fees of such accounting firm.

         4.       Lessor's Covenants.

         (a) As an inducement to Lessee to enter into this Agreement, Lessor covenants that Lessor will comply in all material respects with all applicable Federal, state and local laws, rules, regulations and ordinances applicable to the Loaned Employees, their employment by Lessor, and their services hereunder, including, without limitation, those relating to wages, hours, payment of social security, withholding and other taxes, workers' compensation insurance, labor and employment relations, employee health and safety and employment discrimination.

         (b) Lessor will maintain the level of compensation and benefits it provides to Loaned Employees as of the date the Master Agreement is closed. Lessor shall not increase compensation or benefits with respect to any individual Loaned Employee without the consent of Lessee. If Lessor is required to hire new or replacement employees, it will provide such Loaned Employees compensation and benefits consistent with the salary, compensation and benefits guidelines it had established at the time the Master Agreement closed.

         5. Lessee's Covenants. As an inducement to Lessor to enter into this Agreement, Lessee covenants that Lessee will (i) comply in all material respects with all applicable Federal, state and local laws, rules, regulations and ordinances applicable to the Loaned Employees, their services hereunder, and their activities in the business, including, without limitation, those relating to workers' compensation, labor and employment relations, employee health and safety and employment discrimination, and (ii) cooperate with Lessor to facilitate Lessor's compliance with applicable Federal, state and local laws, rules, regulations and ordinances applicable to the Loaned Employees, their employment by Lessor and their services hereunder.

         6. Lessor as Employer. Notwithstanding the services provided by the Loaned Employees to Lessee, the parties acknowledge and agree that Lessor is and shall remain the employer of the Loaned Employees, and, subject to the provisions of this Agreement, shall be responsible for the employment of all the Loaned Employees, and payment of salaries, wages, benefits (including, without limitation, health insurance, retirement and other similar benefits, if any) and other compensation. Subject to Lessor's reimbursement rights pursuant to this Agreement, Lessor shall be responsible for the payment of all Federal, state and local withholding taxes on the Loaned Employees' compensation and other such employment related taxes, and, at the reasonable request of Lessee, Lessor shall provide to Lessee, evidence that all of such payments have been made.

         7. Transition Pay and Termination Notice. On the Termination Date, subject to Lessor's reimbursement rights pursuant to this Agreement, Lessor shall make a transition payment to those Loaned Employees who are employed by Lessor on the Termination Date and have met their stated sales quota for the entire term of this Agreement. Whether an employee meets these requirements shall be conclusively determined at the sole discretion of Lessee. The transition payment shall equal twice a Loaned Employee's weekly base pay (not including commissions, incentive pay or other contingent compensation that may have been paid to such


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Loaned Employee from time to time) determined as of the Termination Date. Base pay for this purpose shall be determined by Lessee at its sole discretion and shall be final and conclusive. The cost of such transition payment shall be included in the final Lease Payment. Notwithstanding the above, Lessor shall not make any transition payment to a Loaned Employee who could have been terminated for "cause," as that term is defined in Lessee's employee handbook, on or before the Termination Date regardless of whether such Loaned Employee received an offer for employment with Lessee, provided that Lessee shall have notified Lessor prior to the payment of the transition pay that such Loaned Employee is not entitled to the transition payment. Five (5) days prior to the termination of this Agreement, Lessor shall issue a termination notice to each Loaned Employee notifying such Loaned Employee that his or her employment with Lessor will be terminated as of the termination of this Agreement.

         8. Insurance. Lessor or any of its affiliates shall, at all times during the term of this Agreement, either maintain worker's compensation and employer's liability insurance policies with respect to the Loaned Employees, in such amounts and with such limits as the parties may from time to time agree, or self-insure those risks in accordance with applicable laws. Lessee or any of its affiliates and Lessor or any of its affiliates shall, at all times during the term of this Agreement maintain automobile liability and commercial general liability insurance in an amount of at least $5,000,000 with respect to the Loaned Employees. Lessee and Lessor shall also maintain employment practices liability insurance in an amount of at least $1,000,000 with respect to the Loaned Employees.

         9. Access to Loaned Employees. Lessee may, but shall have no obligation to, employ or offer employment to a Loaned Employee after the Termination Date. Lessor agrees to cooperate in all reasonable respects with Lessee to allow it to evaluate the Loaned Employees of the Business in order to make hiring decisions. In this regard, Lessee shall have the opportunity to make such appropriate prehire investigations of Loaned Employees as it deems necessary, including the right to review personnel files (which shall include attendance and discipline records and performance evaluations), and the right to interview such Loaned Employees during normal working hours, provided such investigations and interviews do not violate any law.

         10. Indemnification By Lessor. Lessor shall indemnify, defend and hold harmless Lessee and its respective affiliates, officers, directors and employees (collectively the "LESSEE INDEMNITEES"), from and against and in respect of any and all losses, damages, fines, penalties, liabilities, costs and expenses, including reasonable attorneys' fees and amounts paid in settlement, suffered or incurred by any Lessee Indemnitee by reason of or arising out of (i) any grossly negligent act or omission, willful misconduct or bad faith of Lessor, or (ii) any misrepresentation, breach of warranty or breach or non-fulfillment of any agreement of Lessor contained in this Agreement.

         11. Indemnification By Lessee. Lessee shall indemnify, defend and hold harmless Lessor, and its affiliates, officers, directors and employees (collectively the "LESSOR INDEMNITEES"), from and against and in respect of any and all losses, damages, fines, penalties, liabilities, costs and expenses, including reasonable attorneys' fees and amounts paid in settlement, suffered or incurred by any Lessor Indemnitee by reason of or arising out of (i) any grossly negligent act or omission, willful misconduct or bad faith of Lessee or any Loaned Employee in the course of performing services for Lessee, (ii) any misrepresentation, breach of


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warranty or breach or non-fulfillment of any agreement of Lessee contained in this Agreement, or (iii) any injuries to any Loaned Employee arising out of the performance of services for Lessee.

         12.      Miscellaneous.

         (a) Notices. All notices and other communications hereunder shall be (i) in writing; (ii) delivered by telecopy, by commercial overnight or same-day delivery service with all delivery costs paid by sender, or by registered or certified mail with postage prepaid, return receipt requested;
(iii) deemed given on the date and at the time shown on the telecopy confirmation of receipt (if delivered by telecopy), on the date and at the time (if recorded) of delivery by the commercial delivery service, as shown in the records thereof (if delivered by commercial overnight or same-day delivery service), or on the date shown on the return receipt (if delivered by registered or certified mail); and (iv) addressed to the parties at their addresses specified below (or at such other address for a party as shall be specified by like notice).

                  To Lessor:             Bobby Allison Wireless, Inc.
                                         1200 Starkey Road, Suite 105
                                         Largo, Florida 33771
                                         Attention: Robert L. McGinnis
                                         Facsimile: (727) 581-4941

                  with a copy (which shall not constitute a notice) to:

                                         Hines Norman & Associates, P.L.
                                         315 South Hyde Park Avenue
                                         Tampa, Florida 33606
                                         Attention: Christopher H. Norman, Esq.
                                         Telephone: (813) 251-8659
                                         Facsimile: (813) 254-6153

                  To Lessee:             Triton PCS, Inc.
                                         1100 Cassatt Road
                                         Berwyn, Pennsylvania 19312
                                         Attention: Laura Porter
                                                    Vice President of Human
                                                    Resources
                                         Facsimile: (610) 993-2691

                  with a copy (which shall not constitute notice) to:

                                         Dow, Lohnes & Albertson, PLLC
                                         1200 New Hampshire Avenue, N.W.
                                         Suite 800
                                         Washington, D.C. 20036
                                         Attention: Michael A. Hepburn, Esq.
                                         Telephone: (202) 776-2859
                                         Facsimile: (202) 776-4859


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Any party hereto may change its address for the purpose of this Agreement by giving written notice to the other parties at the address and in the manner provided above.

         (b) Headings. The headings as to the contents of particular sections of this Agreement are inserted for convenience and shall not be construed as a part of this Agreement or as a limitation on or enlargement of the scope of any terms or provisions of this Agreement.

         (c) Severability. All rights and restrictions contained in this Agreement may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any term of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof, and all of such remaining terms shall remain in full force and effect.

         (d) Applicable Law; Construction. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Virginia without regard to its conflict of law provisions. The parties acknowledge and agree that they have been represented by counsel and that each of the parties has participated in the drafting of this Agreement. Accordingly, it is the intention and agreement of the parties that the language, terms and conditions of this Agreement are not to be construed in any way against or in favor of any party hereto by reason of the responsibilities in connection with the preparation of this Agreement.

         (e) Modifications. This Agreement shall not be modified or amended in any respect except by a written agreement executed by the parties.

         (f) Counterparts. This Agreement may be executed in multiple counterpart copies, each of which will be considered an original and all of which shall constitute one and the same instrument, binding on all parties hereto, even though all the parties are not signatory to the same counterpart. Any counterpart of this Agreement that has attached to it separate signature pages, which together contain the signature of all parties hereto, shall for all purposes be deemed a fully executed original.

         (g) Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party.

         (h) Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

         (i) Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto, and their respective permitted successors and assigns.


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         (j)      Exclusive Benefit. This Agreement shall operate exclusively for the benefit of the parties to this Agreement and not for the benefit of any other person, including without limitation, any current former or retired employee of the Business or the spouse or dependents of such persons.

         (k) Entire Agreement. This instrument contains the entire understanding and agreement between the parties relating to the subject matter hereof, except as otherwise referred to herein, and supersedes any prior agreement between the parties, whether written or oral. Neither this Agreement nor any provision hereof may be waived, modified, amended, changed, discharged or terminated, except by an agreement in writing signed by the party against whom enforcement of any waiver, modification, change, amendment, discharge or termination is sought.

         (l) Lessee Property. Lessee hereby waives any and all rights of recovery against Lessor with respect to any losses incurred as a result of disappearance, theft, or damage to any property owned, leased or rented by or for the benefit of Lessee which is attributable to any Loaned Employees. This property shall include but is not limited to such items as inventory, equipment, furniture, and fixtures.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                      BOBBY ALLISON WIRELESS, INC.



                                      By: /s/ Robert L. McGinnis
                                         -------------------------------------
                                         Name: Robert L. McGinnis
                                         Title: CEO

                                      TRITON PCS, INC.



                                      By: /s/ David D. Clark
                                         -------------------------------------
                                         Name: David D. Clark
                                         Title: Executive Vice President and CFO


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                                  ATTACHMENT 1
                                       TO
                           LOANED EMPLOYEES AGREEMENT

                                Loaned Employees


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